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                                                                   EXHIBIT 3.105

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
Mail to: P.O. Box 308        STATE OF NEW JERSEY   Overnight to: 225 West State St.
         Trenton, NJ 08446   DIVISION OF REVENUE                 3rd Floor
                                                                 Trenton, NJ
                                                                 08608-1001
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"FEE REQUIRED"
==============
                  PUBLIC RECORDS FILING FOR NEW BUSINESS ENTITY

================================================================================
Fill out all information below INCLUDING INFORMATION FOR ITEM 11, and sign in the space provided. Please note that once filed, this form constitutes your original certificate of incorporation/formation/registration/authority. and the information contained in the filed fort is considered public. Refer to the instructions for delivery/return options, filing fees and field-by-field requirements. Remember to remit the appropriate fee amount Use attachments if mom space is required for any field, or if you wish to add articles for the public record.

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

1. BUSINESS NAME:

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2. TYPE OF BUSINESS ENTITY:  ____ ____ ____                              3. BUSINESS PURPOSE:
   (See Instructions for Codes, Page 21, Item 2)                            (See Instructions, Page 22, Item 3)

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4. STOCK (Domestic Corporations only: LLCs and Non-Profit leave blank):  5. DURATION (If Indefinite or Perpetual, leave bank):
          --------

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6. STATE OF FORMATION/INCORPORATION (Foreign Entities Only):             7. DATE OF FORMATION/INCORPORATION (Foreign Entities Only):

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8. CONTACT INFORMATION:
   Registered Agent Name:          Corporation Services Company
                                   --------------------------------------------------------------------------------------

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Registered Office:                                            Main Business or Principal Business Address:
------------------                                            --------------------------------------------
(Must be a New Jersey street address)

Street  830 Bear Tavern Road                                  Street
        -------------------------------------------                 -----------------------------------------------
City  West Trenton                          Zip  08628                 City              State
      --------------------------                 ------------               ------------       --------------------

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9. MANAGEMENT (Domestic Corporations and Limited Partnerships Only)

    o  For-Profit and Professional Corporations tin initial Board of Directors, minimum of 1;
    o  Domestic Non-Profits list Board of Directors, minimum of 1;
    o  Limited Partnerships list all General Partners.

        Name               Street Address               City                     State                   Zip

---------------------   ---------------------   ----------------------   ---------------------   ---------------------

---------------------   ---------------------   ----------------------   ---------------------   ---------------------

---------------------   ---------------------   ----------------------   ---------------------   ---------------------
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--------------------------------------------------------------------------------
THE SIGNATURES BELOW CERTIFY THAT THE BUSINESS ENTITY HAS COMPLIED WITH ALL
APPLICABLE FILING REQUIREMENTS PURSUANT TO THE LAWS OF THE STATE OF NEW JERSEY.
--------------------------------------------------------------------------------

10. INCORPORATORS (Domenic Corporation Only, minimum of 1)

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        Name               Street Address               City                     State                   Zip

---------------------   ---------------------   ----------------------   ---------------------   ---------------------

---------------------   ---------------------   ----------------------   ---------------------   ---------------------
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      SIGNATURE(S) FAR THE PUBLIC RECORD (SEE INSTRUCTIONS FOR INFORMATION
                           ON SIGNATURE REQUIREMENTS)

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             Signature                                Name                               Title                       Date
------------------------------------ --------------------------------------- ----------------------------- -------------------------

------------------------             ------------------------                ------------------------       -----------------------

------------------------------------ --------------------------------------- ----------------------------- -------------------------

------------------------             ------------------------                ------------------------       -----------------------

------------------------------------ --------------------------------------- ----------------------------- -------------------------
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11.  Additional Entity - Specific Information

     A. DOMESTIC NON-PROFIT CORPORATIONS (TITLE 15A) - FOR IRS EXEMPTION CONSIDERATIONS, SEE INSTRUCTIONS.
     1a. The corporation shall have members:..................   __YES __No
             If yes. qualification shall be:
                 As set forth in the by-laws or,    As set forth herein:

     1b. The rights and limitations of the different classes of numbers shall be:
                 As set forth in the by-laws or, __As set forth herein:

     2.  The method of electing the trustees shall be:
                 As set forth in the by-laws, or , As set forth herein:

     3.  The method of distribution oriental shall be:
                 As set forth in the bylaws o5 As set forth herein:

B. FOREIGN CORPORATIONS-PROFIT, NON-PROFIT AND FOREIGN LEGAL PROFESSIONAL (TITLES 14A AND 15A)
   Attach a certificate of good standing/existence from the state of incorporation not greater than 30 days old to this form.

C. LIMITED PARTNERSHIPS (TITLE 42:2A)
    1. Set forth the aggregate mount of cash mod a description and statement of the agreed value of other property or services contributed (m to be contributed in the future) by all partners:


    2. Do the limited partners have the power to grant the right to become a limited partner to an assignee of any part of their
       Partnership........................................    __Yes __No
       If yes, list the terms/conditions of that power:


    3. Do the limited partners have the right to receive distributions from a partner which includes a return of all or any pan of the partner's
       contributions?.....................................    __Yes __No
       If yes, list die applicable terms:

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    4. Do the general partners have the right to make distributions to a partner which includes a return of all or any part of the partner's
       contributions?.....................................    __Yes __No
       If yes, list the applicable terms:


    5. What are the rights of the remaining general partners to continue the business in the event that a general partner withdraws? List below:



D. FOREIGN LIMITED PARTNERSHIPS (TITLE 42:2A)
   Set forth the aggregate amount of cash and a description mid statement of the agreed value of other property or services contributed (or to be contributed in the future) by all partners:





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                                    Exhibit A


Toll Grove L.P.
Toll Marshall LP
Hoboken Land LP
Block 255 LLC
CWG Construction Company LLC
Hoboken Cove LLC
Milllbrook Investments I, LLC
Millbrook Investments II, LLC
Toll NJ VIII, L.P.
Regency at Mansfield I, LLC
Regency at Mansfield II, LLC














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